UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2005

Enpath Medical, Inc.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-19467	41-1533300
(Commission File Number)	(IRS Employer Identification No.)

15301 Highway 55 West
Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

(763) 559-2613
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Disclosure

On February 23, 2005, Enpath Medical, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter and year ended December 31, 2004.  In connection with the issuance of the press release, the Company filed an Form 8-K furnishing (i) a copy of the press release as Exhibit 99.1 to the Form 8-K and (ii) statements of James D. Hartman, the Company’s Chief Executive Officer, and other officers of the Company at a related conference call held on February 23, 2005 as Exhibit 99.2.  With this Form 8-K/A, the Company hereby furnishes as Exhibit 99.3 the complete transcript of the conference call held on February 23, 2005.

The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9. - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.3	Transcript of February 23, 2005 Conference Call discussing results for the quarter and year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: March 1, 2005	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer